Supplement dated March 16, 2012

to the Institutional Class Shares Prospectus

for Principal Funds, Inc.

dated February 29, 2012

This supplement updates information currently in the Prospectus. Retain this supplement with the Prospectus.

MANAGEMENT OF THE FUNDS

The Sub-Advisors

In the Section for Principal Real Estate Investors, LLC, delete the information related to Matt Richmond and substitute:

Matt Richmond has been with Principal – REI since 1994. He earned a bachelor’s degree in Finance from University of Nebraska and an M.B.A. from the University of Iowa.